SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934



Filed by the Registrant       /X/

Filed by a Party other than the Registrant

Check the appropriate box:

/ /  Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(6)(2)

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                       ABRAMS INDUSTRIES, INC.
         ------------------------------------------------
         (Name of Registrant as Specified in Its Charter)


            ------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(1)(4) and 0-11.

/ / (1) Title of each class of securities to which transaction applies:

     ----------------------------------------------------------

     (2) Aggregate number of class of securities to which transaction applies:

     ----------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ----------------------------------------------------------

                           ABRAMS INDUSTRIES, INC.
                               Atlanta, Georgia

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held On September 22, 1999



     The Annual Meeting of Shareholders of ABRAMS INDUSTRIES, INC. (the "Company") will be held on Wednesday, September 22, 1999, at 4:00 P.M., Atlanta time, at the Company's Corporate Headquarters, 1945 The Exchange, Suite 300, Atlanta, Georgia, for the purpose of considering and voting upon the following:

     (1) The election of nine Directors to constitute the Board of Directors until the next Annual Meeting and until their successors are elected and qualified.

     (2) Such other matters as may properly come before the meeting or any and all adjournments thereof.

     The Board of Directors has fixed the close of business on August 9, 1999, as the record date for the determination of the shareholders who will be entitled to notice of, and to vote at, this meeting or any and all adjournments thereof.



                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          Alan R. Abrams
                                          CO-CHAIRMAN OF THE BOARD OF DIRECTORS,
                                          CHIEF EXECUTIVE OFFICER


Atlanta, Georgia
August 13, 1999


                      IMPORTANT - YOUR PROXY IS ENCLOSED.
              PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY.
                       NO POSTAGE IS REQUIRED IF MAILED
                IN THE UNITED STATES IN THE ACCOMPANYING ENVELOPE.

                              ABRAMS INDUSTRIES, INC.

                                 EXECUTIVE OFFICES

                                 1945 The Exchange
                                     Suite 300
                              Atlanta, Georgia 30339

                                  PROXY STATEMENT

          The following information is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for the Annual Meeting of Shareholders to be held on Wednesday, September 22, 1999, at 4:00 P.M., Atlanta time, at the Company's Corporate Headquarters, 1945 The Exchange, Suite 300, Atlanta, Georgia. A copy of the Company's Annual Report for the fiscal year ended April 30, 1999, and a proxy for use at the meeting are enclosed with this Proxy Statement. This Proxy Statement and the enclosed proxy were first mailed to shareholders on or about August 13, 1999.

                                GENERAL INFORMATION

          Any proxy given pursuant to this solicitation may be revoked, without compliance with any other formalities, by any shareholder who attends the meeting and gives oral notice of his or her election to vote in person. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the President of the Company a notice of revocation or a duly executed proxy for the same shares bearing a later date. All proxies of shareholders solicited by the Company which are properly executed and received by the President of the Company prior to the meeting, and which are not revoked, will be voted at the meeting. The shares represented by such proxies will be voted in accordance with the instructions thereon, and unless specifically instructed to vote otherwise, the individuals named in the enclosed proxy will vote to elect all the nominees as set forth in this Proxy Statement. Abstentions and broker non-votes will be included in determining whether a quorum is present at the Annual Meeting, but will otherwise have no effect on the election of the nominees for Director. For purposes of determining approval of a matter presented at the meeting other than the election of Directors, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against " a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter. A system administered by the Company's transfer agent will tabulate the votes cast.

          The cost of soliciting proxies is paid by the Company. Copies of solicitation material may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's common stock, $1.00 par value per share (the "Common Stock"), and normal handling charges may be paid for such forwarding service. In addition to soliciting by mail, Directors and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone or other means.

          As of August 9, 1999, the record date for the Annual Meeting, there were 2,936,356 shares of Common Stock outstanding and entitled to vote. The holders of Common Stock, the only class of voting stock of the Company outstanding, are entitled to one vote per share.

                      NOMINATION AND ELECTION OF DIRECTORS

          The Board of Directors recommends the election of the nine (9) nominees listed below to constitute the entire Board to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. If, at the time of the Annual Meeting, any of such nominees should be unable to serve, the persons named in the proxy will vote for such substitutes or vote to reduce the number of Directors for the ensuing year as management recommends. Management has no reason to believe that any substitute nominee or nominees or reduction in the number of Directors for the ensuing year will be required. The affirmative vote of a plurality of the votes cast is required to elect the nominees.

          The Company's By-Laws contain an advance notice procedure for the nomination of candidates for election to the Board. Notice of proposed shareholder nominations for election of Directors must be given to the Secretary of the Company not less than 60 days nor more than 90 days prior to the meeting at which Directors are to be elected, unless the notice of meeting is given less than 60 days prior to the meeting, in which case the notice of nomination must be received not later than the 10th day following the day on which the notice of meeting was mailed to shareholders. The notice of nomination must contain information about each proposed nominee, including age, address, principal occupation, the number of shares of stock of the Company beneficially owned by such nominee and such other information as would be required to be disclosed under the Securities Exchange Act of 1934 (the "Exchange Act"), in connection with any acquisition of shares by such nominee or with the solicitation of proxies by such nominee for his election as a Director. Information must also be disclosed by and about the shareholder proposing to nominate that person. The Chairman of a shareholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

          All of the nominees, with the exception of Ms. Melinda S. Garrett, are now Directors of the Company and have served continuously since their first election. The following information relating to: (1) age as of September 22, 1999; (2) directorships in other publicly-held companies; (3) positions with the Company; (4) principal employment; and (5) Common Stock owned beneficially as of April 30, 1999, has been furnished by the respective nominees. Except as otherwise indicated, each nominee has been or was engaged in his present or last principal employment, in the same or a similar position, for more than five years.

=============================================================================================================================
                                                                                                     SHARES OF COMMON
                                                                                                        STOCK OWNED
                                            INFORMATION ABOUT NOMINEES                                  BENEFICIALLY
     NAME                                          FOR DIRECTOR                                      (PERCENT OF CLASS)
-----------------------------------------------------------------------------------------------------------------------------
Alan R. Abrams                   A  Director of  the Company  since  1992,  he has been                  500,100 <F1>
                                 Co-Chairman of the Board since  August 1998, and Chief                  (17.03%)
                                 Executive  Officer  since July  1999.   From  May 1998
                                 to  July  1999,  he  was President and Chief Operating
                                 Officer.    He  served  as  Executive  Vice  President
                                 of the Company from August 1997 to May 1998. From July
                                 1994 to May 1998, he served as President and from July
                                 1997 to May  1998 as Chief Executive Officer of Abrams
                                 Properties,  Inc.   Prior  to  that  he served as Vice
                                 President of Abrams Properties, Inc. Mr. Abrams is 44.

                                                       2


Bernard W. Abrams                A  Director  of  the  Company  since 1952, he has been                  612,208 <F2>
                                 Chairman  Emeritus  of the  Executive Committee  since                  (20.85%)
                                 August 1998.   From  August  1995  to  August 1998, he
                                 served as Chairman of  the Executive Committee.  Prior
                                 to  that   he  served  as   Chairman  of  the Board of
                                 Directors and Chief Executive Officer.  Mr.  Abrams is
                                 74.

Edward M. Abrams                 A  Director  of  the  Company  since 1953, he has been                  780,093 <F3>
                                 Chairman of the Executive Committee since August 1998.                  (26.57%)
                                 He  served  as Chairman of the Board of Directors from
                                 August  1995  to  August 1998, and as Chief  Executive
                                 Officer from August 1995 to August 1997. Prior to that
                                 he  served  as President and Treasurer of the Company.
                                 Mr. Abrams is 72.

J. Andrew Abrams                 A Director of the Company since 1992,  he has been Co-                   500,000 <F4>
                                 Chairman of the Board since August 1998, and President                   (17.03%)
                                 and Chief Operating Officer since July 1999. He served
                                 as Executive Vice  President from  August 1997 to July
                                 1999.  He  also has served as Chief Executive  Officer
                                 of Abrams  Fixture  Corporation since July 1997.  From
                                 September  1994  to  July  1997,  he  served  as  Vice
                                 President of Abrams Fixture Corporation. Prior to that
                                 he served as Vice President of Abrams Properties, Inc.
                                 Mr. Abrams is 39.

Paula Lawton Bevington           A Director of  the Company since 1992, she is Chairman                       200*
                                 of Servidyne Systems,  Inc.  (a mechanical engineering
                                 services company).  Ms. Bevington is 61.

Melinda S. Garrett               Ms. Garrett  has  served as Chief Financial Officer of                         0*
                                 the Company since February 1997.  She also  has served
                                 as  Chief Financial Officer of Abrams Properties, Inc.
                                 since  May  1998,  Vice   President  since   1993  and
                                 Treasurer since 1990.  Ms. Garrett is 43.

Donald W. MacLeod                A  Director  of  the Company since 1984, he retired in                     2,500*
                                 1998 as Chairman of the Board of IRT Property  Company
                                 (a real estate investment trust).  Mr. MacLeod is 74.


                                                            3


L. Anthony Montag                A Director of the Company since 1969, he is  President                     5,461* <F5>
                                 of   A.   Montag   &   Associates,  Inc.   (investment
                                 counselors).   Mr. Montag is 65.

Felker W. Ward, Jr.              A Director of the Company since 1992, he  is  Chairman                     2,103*
                                 of  Pinnacle   Investment  Advisors,  Inc. (investment
                                 advisory  services)  and  former President of Ward and
                                 Associates,   Inc.  (investment  bankers).   He  is  a
                                 Director  of  Shoney's,  Inc., AGL Resources, Inc. and
                                 Fidelity National Bank. Mr. Ward is 66.

* Owns less than 1% of outstanding shares.
=============================================================================================================================

<F1>  Includes 500,000  shares  (17.03%  of  the  outstanding shares) owned by a limited partnership which Mr. Abrams beneficially owns due to his joint control of the general partner of such partnership. Also includes 100 shares owned by Mr. Abrams' wife. Does not include 144,817 shares (4.93% of the outstanding shares) owned by trusts established by the grandparents of Alan R. Abrams and under which Alan R. Abrams, his father, Edward M. Abrams, his brother, J. Andrew Abrams, and his sister are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.
<F2>  Does not include 144,817 shares (4.93% of the outstanding shares) owned by trusts established  by  the  parents of Bernard W. Abrams, and under which
      Bernard W. Abrams and his children are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.
<F3>  Includes  500,000  shares  (17.03%  of  the outstanding shares) owned by a limited partnership which Mr. Abrams beneficially owns due to his joint control of the general partner of such partnership. Also includes 12,389 shares owned jointly with Mr. Abrams' wife and 19,919 shares owned by Mrs. Abrams. Does not include 144,817 shares (4.93% of the outstanding shares) owned by trusts established by the parents of Edward M. Abrams and under which Edward M. Abrams and his children are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.
<F4>  Includes  500,000 shares  (17.03%  of  the  outstanding shares) owned by a limited partnership which Mr. Abrams beneficially owns due to his joint control of the general partner of such partnership. Does not include 144,817 shares (4.93% of the outstanding shares) owned by trusts established by the grandparents of J. Andrew Abrams and under which J. Andrew Abrams, his father, Edward M. Abrams, his brother, Alan R. Abrams, and his sister are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.
<F5>  Shares are owned  by  a partnership  of  which Mr.  Montag is the managing partner and in which he has a substantial beneficial interest.

          Bernard W. Abrams and Edward M. Abrams are brothers. Alan R. Abrams and J. Andrew Abrams are brothers, sons of Edward M. Abrams and nephews of Bernard W. Abrams. There are no other family relationships between any Director or Executive Officer and any other Director or Executive Officer of the Company.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          During the year ended April 30, 1999, the Board of Directors held four meetings, the Audit Committee held one meeting and the Compensation Committee held two meetings. All of the Directors attended at least 75% of the aggregate of such meetings and the meetings of each committee of the Board on which they serve, with the exception of Bernard W. Abrams, who attended 50% of the aggregate of such meetings.

          The Board has a standing Executive Committee currently consisting of Bernard W. Abrams, Edward M. Abrams, Alan R. Abrams, J. Andrew Abrams and Joseph
H. Rubin. This committee is empowered to take actions that do not require the approval of the full Board of Directors. All actions of the Executive Committee are subsequently reviewed and approved by the full Board of Directors.

          The Board has a standing Audit Committee composed entirely of outside Directors. The committee currently consists of Paula Lawton Bevington, Donald W. MacLeod, L. Anthony Montag and Felker W. Ward, Jr. This committee is authorized to review the scope and results of audits and recommendations made relating to internal controls by the external and internal auditors; appraise the independence of and recommend the appointment of the external auditors; and review the adequacy of the Company's financial controls. The Audit Committee held one meeting during the year ended April 30, 1999.

          The Board has a standing Compensation Committee, composed entirely of outside Directors. The committee currently consists of Paula Lawton Bevington, Donald W. MacLeod, L. Anthony Montag and Felker W. Ward, Jr. This committee is authorized to review the compensation and approve the base salary of the Company's Executive Officers. The Compensation Committee held two meetings during the year ended April 30, 1999.

          The Company does not have a Nominating Committee.

                 PRINCIPAL HOLDERS OF THE COMPANY'S SECURITIES
                AND HOLDINGS BY EXECUTIVE OFFICERS AND DIRECTORS

          As of April 30, 1999, the following reflects beneficial ownership of the Common Stock by persons (as that term is defined by the Securities and Exchange Commission) who: (1) own more than 5% of the outstanding shares of such stock; (2) are Executive Officers, named in the Summary Compensation Table below; and (3) are Executive Officers and Directors of the Company as a group.

----------------------------------------------------------------------------------------------------
                                                       SHARES OF                 PERCENTAGE OF
NAME AND ADDRESS                                     COMMON STOCK                 OUTSTANDING
                                                   BENEFICIALLY OWNED               SHARES
----------------------------------------------------------------------------------------------------
Edward M. Abrams                                       780,093 <F1>                   26.57%

Bernard W. Abrams                                      612,208 <F2>                   20.85%

Abrams Partners, L.P.                                  500,000 <F3>                   17.03%
Post Office Box 724728
Atlanta, Georgia 31139

Alan R. Abrams                                         500,100 <F4>                   17.03%

J. Andrew Abrams                                       500,000 <F5>                   17.03%

BankAmerica Corporation                                289,634 <F6>                    9.86%
100 South Tryon Street
Charlotte, North Carolina 28255

Gerald T. Anderson, II                                     --                           --

B. Michael Merritt                                         --                           --

Joseph H. Rubin                                         12,859 <F7>                     *

All Executive Officers                               1,415,854                        48.22%
  and Directors as a group (13 persons)

*Less than 1%
----------------------------------------------------------------------------------------------------

<F1>  Includes  500,000  shares  (17.03%  of  the outstanding shares) owned by a limited partnership which Mr. Abrams beneficially owns due to his joint control of the general partner of such partnership. Also includes 12,389 shares owned jointly with Mr. Abrams' wife and 19,919 shares owned by Mrs. Abrams. Does not include 144,817 shares (4.93% of the outstanding shares) owned by trusts established by the parents of Edward M. Abrams and under which Edward M. Abrams and his children are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.


                                      6

<F2>  Does not include 144,817 shares (4.93% of the outstanding shares) owned by trusts established by the parents of Bernard W. Abrams, and under which Bernard W. Abrams and his children are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.
<F3>  Edward M. Abrams, Alan R. Abrams and J. Andrew  Abrams own the controlling interests in this limited partnership and in the limited liability company that serves as its general partner.
<F4>  Includes  500,000  shares  (17.03%  of the outstanding  shares) owned by a limited partnership which Mr. Abrams beneficially owns due to his joint control of the general partner of such partnership. Also includes 100 shares owned by Mr. Abrams' wife. Does not include 144,817 shares (4.93% of the outstanding shares) owned by trusts established by the grandparents of Alan R. Abrams and under which Alan R. Abrams, his father, Edward M. Abrams, his brother, J. Andrew Abrams, and his sister are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.
<F5>  Includes  500,000  shares  (17.03%  of the outstanding  shares) owned by a limited partnership which Mr. Abrams beneficially owns due to his joint control of the general partner of such partnership. Does not include 144,817 shares (4.93% of the outstanding shares) owned by trusts established by the grandparents of J. Andrew Abrams and under which J. Andrew Abrams, his father, Edward M. Abrams, his brother, Alan R. Abrams, and his sister are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.
<F6>  Consists of shares owned by the trusts referenced in Footnotes 1, 2, 4 and
      5, of which BankAmerica Corporation serves as trustee.
<F7>  Includes  12,030 shares owned jointly with Mr. Rubin's wife and 829 shares owned by Mrs. Rubin as custodian for their son.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, certain officers and persons who own more than 10% of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. These persons are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and without further inquiry, all required forms were timely filed, except that Edward M. Abrams, Gerald T. Anderson, II and Joseph H. Rubin, each inadvertently filed one required form late, with one transaction reported on each form.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

          The following table sets forth all cash compensation paid by the Company and its subsidiaries (for the purposes of this section collectively referred to as the "Company") to the Chief Executive Officer ("CEO") and each of the four other most highly compensated Executive Officers for services rendered in all capacities during the Company's last three fiscal years:

                                                                    Annual Compensation    Other
                                                                    -------------------    Annual
                Name and                                  Fiscal     Salary      Bonus   Compensation  Compensation
           Principal Position                              Year       ($)       ($) <F1>   ($) <F2>         ($)
-----------------------------------------------------------------------------------------------------------------------
     Joseph H. Rubin                                       1999     365,000      58,786       --         28,776 <F3>
       Chief Executive Officer to July 1999                1998     347,139     112,084       --         32,288
                                                           1997     301,860      62,429       --         32,547
-----------------------------------------------------------------------------------------------------------------------
     Alan R. Abrams                                        1999     224,692      30,272       --         26,917 <F4>
       Chief Executive Officer beginning                   1998     185,000     185,274       --         34,111
       July 1999, President, Chief Operating               1997     137,752      72,669       --         30,706
       Officer to July 1999
-----------------------------------------------------------------------------------------------------------------------
     J. Andrew Abrams                                      1999     183,014       8,497       --         15,674 <F5>
       President, Chief Operating Officer                  1998     150,020      10,853       --         15,704
       beginning July 1999, Executive Vice                 1997     117,548      55,576       --         24,387
       President to July 1999; Chief Executive
       Officer, Abrams Fixture Corporation
-----------------------------------------------------------------------------------------------------------------------
     B. Michael Merritt                                    1999     150,020     253,770       --         21,003 <F6>
       President, Abrams Construction, Inc.                1998     126,068     237,470       --         19,559
                                                           1997     118,850     125,433       --         17,701
-----------------------------------------------------------------------------------------------------------------------
    Gerald T. Anderson, II                                 1999     180,000      24,682       --         14,578 <F7>
       President and Chief Executive Officer,              1998     120,560     141,573       --         19,407
       Abrams Properties, Inc.                             1997     100,252      48,931       --         14,661
-----------------------------------------------------------------------------------------------------------------------

<F1>   Consists of cash  bonuses,  cash  profit-sharing  and  special  incentive payments (both accrued and deferred, during the applicable fiscal year, such deferral at the election of the Executive Officer).

<F2>   Perquisites  and  other  benefits  paid by the  Company  on behalf of the
       Executive Officers do not meet the SEC threshold for disclosure.

<F3>   Consists of amounts  credited  to Mr.  Rubin's  account in the  Company's
       Deferred Profit-Sharing Plan of $14,411, benefits derived from Company-paid premiums on a split dollar life insurance policy of $134, amounts credited to Mr. Rubin's account in the Company's Employee's Deferred Compensation Plan of $1,831 and directors fees of $12,400.

<F4>   Consists of amounts  credited  to Mr.  Abrams'  account in the  Company's
       Deferred Profit-Sharing Plan of $14,517 and directors fees of $12,400.

<F5>   Consists of amounts  credited  to Mr.  Abrams'  account in the  Company's
       Deferred Profit-Sharing Plan of $3,274 and directors fees of $12,400.

<F6>   Consists  of  amounts  credited to Mr. Merritt's account in the Company's
       Deferred Profit-Sharing Plan.

<F7>   Consists  of  amounts credited to Mr. Anderson's account in the Company's
       Deferred Profit-Sharing Plan.


            In connection with the resignation of Mr. Rubin as Chief Executive Officer of the Company effective July 13, 1999, the Company entered into a Severance and Consulting Agreement with Mr. Rubin. Pursuant to the Agreement, the Company will pay to Mr. Rubin $16,000 per month for twelve (12) months commencing on January 1, 2000, and $108,000 on January 1, 2001. Mr. Rubin also agrees not to solicit customers or employees of the Company for a period of two (2) years following July 13, 1999.

                  COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          REPORT ON EXECUTIVE COMPENSATION

          The objectives of the Company's compensation program are to enhance the profitability of the Company, and thus shareholder value, by aligning compensation with business goals and performance, and attracting, retaining and rewarding Executive Officers who contribute to the long-term success of the Company. In furtherance of these goals, the Company's compensation program for Executive Officers includes base salary and annual bonus. In addition, at the discretion of the Board of Directors, selected Executive Officers may participate in the Senior Management Deferral Plan, which is designed to permit eligible employees to defer a portion of their incentive compensation. The Compensation Committee reviews the compensation and approves the base salary of the Company's Executive Officers.

          SALARY. The Compensation Committee determines the base salary for the Executive Officers, including the CEO, based upon the financial performance (including profitability and/or revenues) of the Company or subsidiary, as the case may be, and upon the individual's level of responsibility, time with the Company, contribution and performance. Evaluation of these factors is subjective, and no fixed, relative weights are assigned to the criteria considered. The beginning point for determining the salary is the base salary the Executive Officer received in the prior fiscal year.

          BONUS. The majority of the Bonuses and All Other Compensation reported in the Summary Compensation Table was paid as annual cash bonuses, as described below, and pursuant to the Company's profit-sharing plan. In general, all employees meeting certain service requirements are eligible to participate in the profit-sharing plan. The aggregate contribution of the Company is set annually by the Board of Directors and then allocated based on the eligible compensation of participants. As a result, profit-sharing plan allocations are based on the same factors as are the salaries of the Executive Officers.

          The Board of Directors of the Company or the Board of Directors of a subsidiary company, as the case may be, determines the amount of an annual cash bonus, separate from the profit-sharing plan, for certain of the Executive Officers. These bonuses are based upon the financial performance (including profitability and/or revenues) of the Company or subsidiary, as the case may be, and upon the individual's level of responsibility, time with the Company, contribution and performance.

          The Company does not anticipate that the law that serves to cap executive compensation that is deductible by the Company at $1,000,000 will have any impact on the compensation policies of the Company.

          The tables included in the Proxy Statement and accompanying narrative and footnotes reflect the decisions covered by the above discussion.

          The foregoing report has been furnished by the members of the Compensation Committee of the Board of Directors: Paula Lawton Bevington, Donald
W. MacLeod, L. Anthony Montag and Felker W. Ward, Jr.

                                DIRECTORS COMPENSATION

          Currently, each Director is paid a retainer of $600 per month and a fee of $1,300 per Board of Directors meeting attended. In addition, Directors who are members of the Audit Committee or Compensation Committee, but who are not Executive Officers of the Company, are paid a fee of $600 for each Audit Committee or Compensation Committee meeting attended.

          DIRECTORS' DEFERRED COMPENSATION PLAN. The Company maintains a Directors' Deferred Compensation Plan (the "Deferred Compensation Plan") under which members of the Board of Directors of the Company may elect to defer to a future date receipt of all or any part of their compensation as Directors and/or as members of a committee of the Board. For purposes of the Deferred Compensation Plan, "compensation" means the retainer fees and meeting fees payable to such Directors by the Company in their capacities as Directors or as members of the Audit or Compensation Committee of the Board of Directors.

          The Deferred Compensation Plan is administered by the Executive Committee of the Board of Directors. A committee member may not participate in any decision relating in any way to his individual rights or obligations as a participant under the Deferred Compensation Plan.

          The Company will make payments of deferred compensation and the earnings on such deferred compensation under the Deferred Compensation Plan at the time specified by each participant in a lump sum or, at the sole discretion of the participant, in no more than five equal annual installments. For the year ended April 30, 1999, four members of the Board of Directors (including three Executive Officers who are also Directors) participated in the Deferred Compensation Plan.

              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN ON
                $100 INVESTMENT AMONG ABRAMS INDUSTRIES, INC.,
                     NASDAQ STOCK MARKET (U.S. COMPANIES)
                        AND NASDAQ RETAIL TRADE STOCKS
                      ASSUMING REINVESTMENT OF DIVIDENDS

          Set forth below is a line graph comparing, for the five-year period ending April 30, 1999, the cumulative total shareholder return (stock price increase plus dividends, divided by beginning stock price) on the Company's common stock with that of all U.S. companies quoted on NASDAQ and all retail trade companies quoted on NASDAQ. The stock price performance shown on the graph below is not necessarily indicative of future price performance.



        [GRAPH APPEARS HERE]



                                        04/30/94    04/30/95    04/30/96    04/30/97    04/30/98    04/30/99
                                       ----------  ----------  ----------  ----------  ----------  ----------
Abrams Industries, Inc.                $   100.00  $    78.98  $    65.46  $    97.52  $   127.49  $    73.08
NASDAQ Stock Market (US Companies)     $   100.00  $   116.27  $   165.74  $   175.36  $   262.03  $   356.04
NASDAQ Retail Trade Stocks             $   100.00  $    97.31  $   133.60  $   119.44  $   183.41  $   188.50

            INFORMATION CONCERNING THE COMPANY'S INDEPENDENT AUDITORS

          KPMG LLP were the independent public accountants for the Company during the year ended April 30, 1999. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Board of Directors has not selected auditors for the present fiscal year because the matter has not yet been considered.

                             SHAREHOLDERS PROPOSALS

          In accordance with the provisions of Rule 14a-8(a)(3)(I) of the Securities and Exchange Commission, proposals of shareholders intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the Company at its executive offices on or before April 17, 2000, in order to be eligible for inclusion in the Company's Proxy Statement and form of proxy for that meeting. The Company must be notified of any other shareholder proposal intended to be presented for action at the meeting not later than 45 days before the Company's 2000 Annual Meeting, or else proxies may be voted on such proposal at the discretion of the person or persons holding those proxies.

          The Company's By-Laws require notice to the Secretary in advance of any regular shareholders' meeting of any shareholder proposals. The By-Laws further require that in connection with such proposals the shareholders provide certain information to the Secretary. The summary descriptions of the By-Laws contained in this Proxy Statement are not intended to be complete, and are qualified in their entirety by reference to the text of the By-Laws which are available upon request of the Company.

                                 OTHER MATTERS

          The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of each person named in the proxy to vote the proxy in accordance with his judgment of what is in the best interest of the Company.




                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Alan R. Abrams
                                       CO-CHAIRMAN OF THE BOARD OF DIRECTORS,
                                       CHIEF EXECUTIVE OFFICER


ATLANTA, GEORGIA
AUGUST 13, 1999

                            ABRAMS INDUSTRIES, INC.

        This Proxy is Solicited by the Board of Directors for the Annual Meeting of Shareholders to Be Held on September 22, 1999.

     The undersigned shareholder of Abrams Industries, Inc. hereby constitutes and appoints Alan R. Abrams and J. Andrew Abrams, and either of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and to vote all of the undersigned's share of Common Stock of Abrams Industries, Inc. at the Annual Meeting of Shareholders to be held in Atlanta, Georgia, on Wednesday, the 22nd day of September, 1999, at 4:00 P.M., and at any and all adjournments thereof as follows:


 (1) Election of Directors

 [ ] FOR all nominees listed below (except as marked        [ ] WITHHOLD AUTHORITY to vote for all nominees listed below to the contrary below)

       NOMINEES: BERNARD W. ABRAMS; EDWARD M. ABRAMS; ALAN R. ABRAMS; J. ANDREW ABRAMS; PAULA LAWTON BEVINGTON; MELINDA S.
       GARRETT; DONALD W. MACLEOD; L. ANTHONY MONTAG; AND FELKER W. WARD

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


      --------------------------------------------------------------------------------------------------


 (2) For the transaction of such other business as may lawfully come before the meeting; hereby revoking any proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof.

     It is understood that this Proxy confers discretionary authority in respect to matters not known to or determined by the undersigned at the time of mailing of notice of the meeting.

      THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ELECTION OF THE PERSONS NAMED IN THE PROXY STATEMENT, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

      The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated August 13, 1999, and the Proxy Statement furnished therewith.


                                              _________________________________

Date and signed__________________, 1999       _________________________________
                                              (Signature should agree with name
                                              hereon. Executors, administrators,
                                              trustees, guardians and attorneys
                                              should so indicate when  signing.
                                              For  joint  accounts  each  owner
                                              should sign.  Corporations should
                                              sign full corporate  name by duly
                                              authorized officer.)

        This Proxy is revocable at or at any time prior to the meeting. Please sign and return this Proxy to SunTrust Bank, Attn: Stock Transfer Department, P.O. Box 105649, Atlanta, Georgia 30348-9923, in the accompanying prepaid envelope.